UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 7, 2006

RIGHTNOW TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-31321	81-0503640
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

40 ENTERPRISE BOULEVARD, BOZEMAN, MT		59718
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (406) 522-4200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Item 1.02.              Termination of a Material Definitive Agreement.

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 9, 2006, RightNow Technologies, Inc. (the “Company”) appointed Jay C. Rising as President of Field Operations pursuant to the terms of an offer letter providing that Mr. Rising will (i) receive an annual base salary of $275,000 and an annual target bonus potential of $200,000; (ii) be granted, subject to approval by the Company’s Board of Directors, an option to purchase 150,000 shares of the Company’s common stock pursuant to the terms of the Company’s 2004 Equity Incentive Plan; (iii) be entitled to receive six months’ salary and bonus continuation as severance and acceleration of 100% of any then-unvested option shares in the event of termination of his employment within 12 months following a change in control; (iv) be entitled to receive six months’ salary and bonus continuation as severance and acceleration of an additional 12.5% of any then-unvested option shares in the event of termination of his employment other than for cause; (v) be entitled to receive up to $30,000 in normal, reasonable relocation expense reimbursement if he relocates to Bozeman, Montana, which he must reimburse the Company if he voluntarily terminates his employment with the Company within six months of his date of hire; and (vi) be entitled to receive the same amount in relocation expense reimbursement for moving out of Bozeman, Montana if his employment is terminated within the first three years for any reason other than cause.  Mr. Rising’s employment commenced on October 9, 2006.  The material differences in the Company’s form of executive officer offer letter for Mr. Rising are filed as Exhibit 10.22 to this Current Report on Form 8-K and are incorporated herein by reference.

Prior to joining the Company, Mr. Rising, age 50, was President of the National Accounts Division of Automatic Data Processing, Inc. from 2001 to 2005 and a Senior Vice President of Sales and Marketing of Automatic Data Processing, Inc. from 1996 to 2001.  From 1983 to 1996, Mr. Rising served in a variety of positions in the areas of finance, sales, product marketing and general management at American Express Company.  Mr. Rising earned his M.B.A. and B.A. from Dartmouth College.

Mr. Rising replaces Peter Dunning, whose appointment as the Company’s President of Field Operations was terminated effective October 7, 2006, but who will continue his employment with the Company through August 9, 2007 to assist with the transition.  Pursuant to the terms of a letter agreement, dated October 7, 2006, between the Company and Mr. Dunning, which sets forth the terms of Mr. Dunning’s continued employment with the Company, Mr. Dunning will (i) continue as an employee of the Company until the end of business on August 9, 2007; (ii) make himself available to provide transition and other services as agreed between him and the Company; (iii) be paid a monthly sum through the end of business on October 7, 2007 to reimburse him for COBRA costs if he becomes ineligible to participate in the Company’s employee health benefit plan; and (iv) receive a base salary of $465,000 per annum during the period of continued employment, but will not be eligible for any bonus payments.

Under the terms of the letter agreement, if Mr. Dunning’s continued employment ends for any reason prior to August 9, 2007, including without limitation due to his death, disability, or termination by the Company, other than upon his voluntary resignation, the Company will (a) continue to pay him or, upon his death, his estate, the base salary described above through the end of business on August 9, 2007 and (b) pay the COBRA costs described above.  The Company has agreed not to terminate Mr. Dunning’s continued employment other than for “Cause” as defined in his the stock option agreement pertaining to his August 6, 2003 stock option grant.  The letter agreement entirely supercedes, replaces and cancels the terms of Mr. Dunning’s original employment offer letter dated July 22, 2003 (the “Original Offer Letter”) and, in consideration of the terms of the letter agreement, Mr. Dunning agreed to waive all entitlements under the Original Offer Letter, including without limitation, entitlements to salary continuation.  The specific stock option agreements that govern Mr. Dunning’s stock option grants will continue to apply in accordance with their express terms, including terms in such stock option agreements that provide for the acceleration of unvested stock options.

During his continued employment with the Company, Mr. Dunning will be permitted to engage in other employment, but he has agreed that he will not directly or indirectly provide services in the field of design, development, manufacture, marketing or sale of customer relationship management software.  Mr. Dunning also concurrently resigned as an officer of the Company and agreed to release the Company, its officers, directors, agents, employees and shareholders from any liability, cost or expense arising in connection with, among other things, the termination of his appointment as President of Field Operations; his employment with the Company; and the termination of entitlements under the Original Offer Letter.  The letter terminating Mr. Dunning’s appointment as President of Field Operations and the letter agreement setting forth the basis of Mr. Dunning’s continued employment with the Company are filed as Exhibits 10.23 and 10.24 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01.              Regulation FD Disclosure.

On October 9, 2006, the Company issued a press release announcing the appointment of Mr. Rising as President of Field Operations to replace Mr. Dunning in that position.  A copy of the press release, dated October 9, 2006, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this report, including Exhibit 99.1 hereto, is being furnished to the Securities and Exchange Commission and not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The information contained in Item 7.01 of this report and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company under the Exchange Act or the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This report and Exhibit 99.1 hereto contains forward-looking statements. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words.  These forward-looking statements are based on the Company’s current expectations, estimates and projections about its industry, management’s beliefs, and certain assumptions made by the Company, all of which are subject to change.  These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially and adversely from those expressed in any forward-looking statement.

The risks and uncertainties referred to above include, but are not limited to, risks associated with the Company’s ability to successfully integrate Jay Rising into its management team, and the risks associated with the Company’s business model, past operating losses, possible fluctuations in operating results and rate of growth, the ability to attract suitable strategic partners, interruptions or delays in hosting operations, breaches of security measures, the ability to expand, retain and motivate employees and manage growth, and plans for new product releases.  Further information on potential factors that could affect the Company’s financial results is included in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission.  The forward-looking statements in this report speak only as of the date they are made.  The Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

Not Applicable.

(b)           Pro Forma Financial Information.

Not Applicable.

(c)           Shell Company Transactions.

Not Applicable.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

10.22	Material Differences in Form of Executive Officer Offer Letter for Jay Rising.

10.23	Letter from the Company to Peter Dunning, dated October 7, 2006, terminating Mr. Dunning’s appointment as President of Field Operations.

10.24	Letter Agreement between the Company and Peter Dunning, dated October 7, 2006, setting forth the basis of Mr. Dunning’s continued employment with the Company.

99.1	Press Release, dated October 9, 2006, announcing appointment of Jay Rising as President of Field Operations to replace Peter Dunning (furnished herewith pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHTNOW TECHNOLOGIES, INC.
(Registrant)
Dated: October 10, 2006	/s/ SUSAN J. CARSTENSEN
Susan J. Carstensen Chief Financial Officer, Vice President, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.22	Material Differences in Form of Executive Officer Offer Letter for Jay Rising.

10.23	Letter from the Company to Peter Dunning, dated October 7, 2006, terminating Mr. Dunning’s appointment as President of Field Operations.

10.24	Letter Agreement between the Company and Peter Dunning, dated October 7, 2006, setting forth the basis of Mr. Dunning’s continued employment with the Company.

99.1	Press Release, dated October 9, 2006, announcing appointment of Jay Rising as President of Field Operations to replace Peter Dunning (furnished herewith pursuant to Item 7.01).